UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2011

DEER CONSUMER PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34407	20-5526104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 755-8602-8285

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 28, 2011, Deer Consumer Products, Inc. issued a press release announcing commencement of litigation against blogger "Alfred Little" and others and reaffirmed its 2011 financial guidance and dividend policy.

A copy of the press release is furnished as Exhibit 99.12 to this report and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

As set forth in the press release, the company is filing a copy of the complaint filed with the Supreme Court of the State of New York, County of New York as Exhibit 99.13 to this report.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description

99.12	Press Release, "Deer Consumer Products, Inc. Announces Litigation Against Seeking Alpha Blogger "Alfred Little", Affirms 2011 Financial Guidance and Dividend Policy"

99.13
Complaint, “Deer Consumer Products, Inc. Plaintiff against “Alfred Little,” John Doe #1-10 and Seeking Alpha Ltd.” filed in the Supreme Court of the State of New York, County of New York on March 28, 2011, Index No. 650823/2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEER CONSUMER PRODUCTS, INC.
(Registrant)
Date:	March 28, 2011	By /s/ Ying He
Name: Ying He
Title: Chief Executive Officer